                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                            Intervisual Books, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                            INTERVISUAL BOOKS, INC.
                     2716 OCEAN PARK BOULEVARD, SUITE 2020
                         SANTA MONICA, CALIFORNIA 90405
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 6, 2000

To the Shareholders of INTERVISUAL BOOKS, INC.:

     The Annual Meeting of Shareholders of Intervisual Books, Inc. (the "Company") will be held on Wednesday, September 6, 2000, at 10:00 a.m., local time, at the Company's corporate headquarters located at 2716 Ocean Park Boulevard, Suite 2020, Santa Monica, California 90405, for the following purposes:

          1. To elect eight directors to serve until the next annual meeting of shareholders and until their successors are chosen;

          2. To consider and act upon a proposal to ratify the selection of BDO Seidman, LLP as independent auditors of the Company for 2000; and

          3. To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

     Only shareholders of record at the close of business on August 4, 2000 shall be entitled to notice of and to vote at the meeting and any postponements and adjournment(s) thereof.

     A proxy solicited by the Company's Board of Directors, together with a proxy statement and a copy of the Company's 1999 annual report to security holders are enclosed herewith. Please sign, date and return the proxy promptly in the enclosed reply envelope. If you attend the meeting and wish to vote in person, you may do so by withdrawing your proxy prior to the meeting.

                                          By Order of the Board of Directors

                                          Gail A. Thornhill
                                          Secretary

Santa Monica, California
August 18, 2000

     WHETHER YOU OWN A FEW OR MANY SHARES OF STOCK AND WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE, SIGN AND RETURN YOUR PROXY PROMPTLY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED.

                            INTERVISUAL BOOKS, INC.
                     2716 OCEAN PARK BOULEVARD, SUITE 2020
                         SANTA MONICA, CALIFORNIA 90405
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD WEDNESDAY, SEPTEMBER 6, 2000

     This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Intervisual Books, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company and any postponements or adjournments thereof (the "Annual Meeting"). The Annual Meeting will be held on Wednesday, September 6, 2000 at 10:00 a.m., local time, at the Company's corporate headquarters located at 2716 Ocean Park Boulevard, Suite 2020, Santa Monica, California 90405. The approximate date on which this proxy statement and the enclosed form of proxy are first being sent or given to shareholder is August 18, 2000.

     At the Annual Meeting, the Company's shareholders will consider and act upon proposals to (i) elect eight directors to serve until the next annual meeting of shareholders and until their successors are chosen; (ii) ratify the selection of BDO Seidman, LLP as independent auditors of the Company for 1999; and (iii) transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

     The close of business on August 4, 2000 has been fixed as the record date (the "Record Date") for determining the holders of the Company's common stock, no par value (the "Common Stock") who are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 5,950,383 shares of Common Stock outstanding and entitled to vote.

     Copies of solicitation materials will be furnished to brokerage houses and other fiduciaries for forwarding to beneficial owners of shares of the Company's Common Stock. The costs of soliciting proxies related to the Annual Meeting, including the cost of preparing and mailing this proxy statement, will be paid by the Company. In addition to solicitations by mail, directors and regular employees of the Company may solicit proxies in person or by telephone or telegraph without receiving any compensation in addition to their regular compensation as directors or employees.

     Any proxy which is returned by a shareholder properly completed and which is not revoked will be voted at the meeting in the manner specified therein. Unless contrary instructions are given, the persons designated as proxyholders in the accompanying proxy card(s) (or their substitutes) will vote FOR the election of the Board of Directors' nominees, FOR Proposal 2, and in the proxyholders' discretion with respect to such other business or matters which might otherwise properly come before the meeting. Any proxy given pursuant to this solicitation may be revoked prior to the meeting at any time by delivering an instrument revoking it, or a duly executed proxy bearing a later date, to the Secretary of the Company. Any proxy given pursuant to this solicitation may also be revoked by any shareholder who attends the meeting and gives oral notice of his or her election to vote in person, without compliance with any other formalities.

     The presence at the meeting, in person or by proxy, of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum at the meeting. Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as the inspectors of election for the meeting. Inspectors of election will treat shares represented by proxies that reflect abstentions or include "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions or "broker non-votes" do not constitute a vote "for" or "against" any matter and thus will be disregarded in any calculation of "votes cast". Any unmarked proxies, including those submitted by brokers or nominees, will be voted in favor of the nominees for the Board of Directors and the proposals, as indicated in the accompanying proxy card.

     Each share of Common Stock is entitled to one vote on all matters voted on at the meeting and, in the election of directors, each shareholder has the right to cumulate his or her votes and give one nominee a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his or her shares are entitled, or to distribute his or her votes on the same principle among as many nominees as he or she desires, and the nominees receiving the highest number of votes, up to the number of directors to be elected, shall be elected. This right to cumulate votes will exist only if the candidate's name has been placed in nomination prior to the voting and any shareholder gives notice of that shareholder's intention to cumulate his or her votes at the meeting prior to the voting.

                          CERTAIN BENEFICIAL OWNERSHIP

     The following table sets forth certain information concerning beneficial ownership of the Common Stock of the Company by any person who is known by the Company to be the beneficial owner of more than five (5%) percent of the Common Stock, by each director of the Company, each nominee for election as a director, each executive officer named in the Summary Compensation Table, and by all current directors and officers as a group. Except as otherwise noted, the following shareholders have sole voting and investment power with respect to the shares except to the extent that authority is shared by spouses under applicable law.

                                                              AMOUNT AND NATURE
                                                                OF BENEFICIAL      PERCENT
                            NAME                               OWNERSHIP(1)(2)     OF CLASS
                            ----                              -----------------    --------
Waldo H. Hunt/the Hunt Family Trust(3)(4)...................      3,043,917(4)       49.9%
  2716 Ocean Park Blvd. #2020
  Santa Monica, CA 90405
Steven D. Ades/the Steven Ades and Laurie Levit Revocable
  Family Trust(5)...........................................        661,607            11%
  2716 Ocean Park Blvd. #2020
  Santa Monica, CA 90405
Nathan N. Sheinman..........................................        300,000           4.8%
Dan P. Reavis...............................................        140,000           2.3%
Dr. Neil G. Berkman.........................................         10,000             *
Gordon Hearne...............................................         35,499             *
Leonard W. Jaffe............................................         27,833             *
Wong Weng Foo...............................................              0             *
All directors and officers as a group (11 persons)..........      4,351,009          64.8%

---------------
 *  Less than 1%

(1) Unless otherwise indicated in the following footnotes, all such information is as of August 4, 2000. Information relating to beneficial ownership of shares of Common Stock is based upon the rules set forth under the Securities Exchange Act of 1934 (the "Exchange Act"). Under such rules, more than one person may be deemed to be a beneficial owner of the same securities.

(2) Includes the following number of shares of Common Stock that may be purchased upon the exercise of options granted by the Company which are exercisable on August 4, 2000 or within 60 days thereafter: Mr. Hunt, 150,000; Mr. Ades, 46,667; Mr. Sheinman, 300,000; Mr. Reavis, 135,000; Mr.
    Hearne, 34,999; Mr. Jaffe, 20,833; Mr. Berkman, 10,000; and all directors and executive officers as a group, 763,916.

(3) Such shares are owned of record by Waldo H. Hunt individually and by Waldo
    H. Hunt and Patricia E. Hunt, Trustees of The Hunt Family Trust UTA May 30, 1980 (the "Hunt Trust"), of which both Trustees have shared voting and investment power.

(4) In connection with the merger of Fast Forward Marketing, Inc. ("Fast Forward") into a subsidiary of the Company (the "Merger"), the Hunt Trust entered into a voting agreement (the "Voting Agreement") with Steven Ades and Trustees of the Steven Ades and Laurie Levit Revocable Family Trust UTA April 18, 1991 (the "Ades Trust"). Under this agreement, the Hunt Trust agreed to vote a sufficient number of shares of Common Stock owned by the Hunt Trust in such a manner as to elect Steven Ades and a second outside independent director mutually acceptable to Mr. Ades and the Company's Board of Directors to the Company's Board. Dr. Berkman is the second designated nominee under the Voting Agreement. Under the Voting Agreement, Mr. Ades and the Ades Trust agreed to vote all shares of Common Stock owned by them in favor of those director nominees recommended by the Company's Board of Directors. The Voting Agreement terminates upon the occurrence of certain events, including Steven Ades' cessation of employment with the Company.

(5) Such shares are owned of record by Mr. Ades individually or by the trustees of the Ades Trust, both of which have shared voting and investment power.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     A board of eight directors is to be elected at the meeting. Directors are elected by a plurality of the votes cast at the Annual Meeting in person or by proxy by the holders of shares entitled to vote in the election. The Board of Directors is informed that all of the nominees are willing to serve as directors, but if any of them should decline or be unable to act as a director, the persons designated as proxyholders in the accompanying proxy card(s) (or their substitutes) will vote for such substitute nominee or nominee(s) as may be designated by the Board of Directors unless the Board reduces the number of directors accordingly.

NOMINEES

     The following information has been furnished by the respective nominees for election as directors:

                                                                                               DIRECTOR
           NAME OF NOMINEE             AGE                PRINCIPAL OCCUPATION                  SINCE
           ---------------             ---                --------------------                 --------
Waldo H. Hunt........................  79     Chairman of the Board, Chief Executive             1975
                                              Officer
Nathan N. Sheinman...................  51     President, Chief Operating Officer                 1997
Dan P. Reavis........................  50     Executive Vice President, Chief Financial          1998
                                              Officer
Steven D. Ades.......................  51     President of the Video and New Media Division      1999
Dr. Neil G. Berkman..................  51     President, Neil G. Berkman Associates              1999
Gordon Hearne........................  76     Director                                           1996
Leonard W. Jaffe.....................  82     Director                                           1998
Wong Weng Foo........................  57     Director                                           2000

     Waldo H. Hunt has been a director and the Chairman of the Board of the Company since its organization in 1975. In November 1996, he assumed the additional role of Chief Executive Officer. From 1994 through December 1996, Mr. Hunt also served as Chairman of The Hunt Group, a company founded by Mr. Hunt (the "Hunt Group"). Mr. Hunt is the founder of the Company and is considered by many to be the father of the modern-day pop-up industry.

     Nathan N. Sheinman become President and Chief Operating Officer of the Company in January 1997. Mr. Sheinman joined the Board in March 1997. Prior to joining the Company, Mr. Sheinman was employed by Penguin USA serving as Senior Vice President of Special Sales, Publisher of Looney Tunes books and co-publisher of Penguin USA's Packaging Division from March 1990 to December 1996. From 1986 to February 1990, Mr. Sheinman was Vice President Sales/Special Markets and Vice President Marketing and Director of Sales, Special Markets for Penguin Books Canada.

     Dan P. Reavis became Executive Vice President and Chief Financial Officer in January 1998. Mr. Reavis joined the Board of as a director in February 1998. Prior to joining the Company, Mr. Reavis was the Executive Vice President of Operations and Chief Financial Officer of Price Stern Sloan Publishers for ten years before his resignation from that Company in December 1995. From January 1996 to January 1998, Mr. Reavis' principal occupation was that of a consultant and investor.

     Steven D. Ades was the President and a director of Fast Forward since its organization in 1987. From 1984 to 1987, Mr. Ades was the national accounts manager for Prism Entertainment, a publisher and distributor of video programming. In connection with the Merger, Mr. Ades joined the Company as President of the Company's Video and New Media Division in May 1999. Mr. Ades, who has been a director since 1999, is being nominated to the Company's Board of Directors in accordance with the terms of the Voting Agreement.

     Dr. Neil G. Berkman is President of Neil G. Berkman Associates, a firm he founded in 1988 that provides investor relations, financial consulting and crisis management services to public company clients. From 1981 until 1988 Dr. Berkman was with The Wall Street Group/California, Inc., where he served as President from 1984 to 1988. From 1977 to 1981, Dr. Berkman was an economist with the Federal Reserve Bank of Boston. He earned a Ph.D. in economics from the University of California, Berkeley, in 1977. Dr. Berkman, who has been a director since 1999, is being nominated to the Company's Board of Directors in accordance with the Voting Agreement.

     Gordon Hearne joined the Board in February 1996. Mr. Hearne was a principal of Hearne & Spector, an advertising agency formed in March 1995 until October 1999. Mr. Hearne was previously employed by the Company as director of its commercial division and later marketing director of the division from June 1985 to June 1991 when the commercial division was sold to R.R. Donnelley. After such sale, he continued as a consultant to an affiliate of R.R. Donnelley until February 1995.

     Leonard W. Jaffe became a director of the Company in February 1998. Prior to joining the Company, Mr. Jaffe was a director, Vice-Chairman and Chairman of the Executive Committee of National Education Corporation ("NEC") from 1976 until NEC was acquired by Harcourt General in June 1997. He was a director of Steck-Vaughn Publishing Company from 1993 until that company was acquired by Harcourt General in February 1998. He serves as a consultant to various companies.

     Wong Weng Foo became a director of the Company in August 2000. Mr. Wong was chosen by the directors to fill the vacancy created by the resignation of Mr. McNaughton. Mr. Wong has been a shareholder of T.Y. Wong Pte Ltd., a private investment company in Singapore, since its inception in 1968 and a director of the company since 1980. He was a shareholder and founder of Sirivatana Palace Press in Thailand, a manufacturer of pop-up and novelty books, from 1992 to 1999 when the company was sold.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors met three times during 1999 to consider matters related to the Company's business. The Board of Directors has an Audit Committee and a Compensation Committee. The Company does not presently have a Nomination Committee. Each director attended more than 75% of the aggregate of the total number of meetings of the Board and the committees on which he is a member during 1998, except for Mr. Jaffe who attended 67% of the meetings.

     The Audit Committee reviews significant financial and accounting issues and the services performed by and the reports of, the Company's independent auditors and makes recommendations to the Board with respect to these and related matters. Members of the Audit Committee, which did not meet in 1999, are Messrs. Hearne, Jaffe and Berkman.

     The Compensation Committee makes decisions as to the compensation and benefits of the Company's officers and key employees when such decisions are not made by the Company's Board of Directors. The members of the committee are Messrs. Jaffe and Hearne. The Compensation Committee did not meet during 1999.

                     COMPENSATION OF OFFICERS AND DIRECTORS

CASH COMPENSATION

     The following table sets forth in the prescribed format the compensation paid to all persons serving as the Company's Chief Executive Officer and the other executive officers of the Company which received total annual salary and bonus in excess of $100,000 for services rendered in all capacities during the Company's last completed fiscal year:

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                                               COMPENSATION
                                                   ANNUAL COMPENSATION         ------------
                                              ------------------------------    SECURITIES
                                                                OTHER ANNUAL    UNDERLYING     ALL OTHER
                                              SALARY    BONUS   COMPENSATION     OPTIONS      COMPENSATION
   NAME AND PRINCIPAL POSITION      YEAR(1)     ($)      ($)       ($)(2)         (#)(3)         ($)(4)
   ---------------------------      -------   -------   -----   ------------   ------------   ------------
Waldo H. Hunt.....................   1999     215,625     0        66,120        150,000             0
  Chairman, CEO                      1998     235,416              69,179              0         3,125
                                     1997     243,333     0        68,414        150,000         4,750
Nathan N. Sheinman................   1999     238,958     0             0        300,000             0
  President, COO                     1998     258,958     0             0              0         5,115
                                     1997     233,974     0             0        300,000             0
Dan Reavis........................   1999     165,833     0             0        175,000             0
  Executive Vice President           1998     156,939     0             0              0             0
  Chief Financial Officer            1997                                        175,000
Steven Ades.......................   1999     158,125     0             0        140,000             0
  President, New Media Division
Steven Selsky(5)..................   1999     105,000     0             0        145,000             0
Sr. Vice President -- Finance

---------------
(1) Mr. Reavis joined the Company in 1998 and, no salary information is disclosed with respect to 1997 for Mr. Reavis. Mr. Ades and Mr. Selsky joined the Company in May 1999 in connection with the Merger and no information is disclosed with respect to prior years for these individuals.

(2) The amount disclosed in this column includes $60,000 in lieu of paying any life insurance premiums which benefit Mr. Hunt.

(3) In November 1999, the stock option agreements for Mr. Hunt, Mr. Sheinman and Mr. Reavis were amended to reduce the exercise price to $1.25 per share. In the case of Mr. Hunt, certain options were cancelled and an equal amount of replacement options with an exercise price of $1.25 were granted.

(4) The amounts disclosed in this column represent contributions to the Company's 401(k) plan.

(5) Mr. Selsky resigned from the Company effective August 15, 2000.

STOCK OPTIONS

     The following tables set forth certain information with respect to the executive officers named in the Summary Compensation Table in the prescribed formats with respect to options granted and exercised under the Company's various stock option plans during the last fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                       POTENTIAL REALIZABLE
                              NUMBER OF                                                  VALUE AT ASSUMED
                              SECURITIES      % OF TOTAL                               ANNUAL RATES OF STOCK
                              UNDERLYING    OPTIONS GRANTED                             PRICE APPRECIATION
                               OPTIONS      TO EMPLOYEES IN    EXERCISE                 FOR OPTION TERM(2)
                               GRANTED        FISCAL YEAR       PRICE     EXPIRATION   ---------------------
            NAME                 (#)            (%)(1)           ($)         DATE         5%          10%
            ----              ----------   -----------------   --------   ----------   --------     --------
Waldo H. Hunt...............   100,000           10.3%          $1.25        2007      $ 78,612     $199,218
Waldo H. Hunt...............    50,000            5.1%          $1.25        2002      $ 17,268     $ 38,157
Nathan Sheinman.............   300,000           30.8%          $1.25        2005      $152,663     $355,769
Dan Reavis..................   175,000           17.9%          $1.25        2004      $ 89,053     $207,532
Steven Ades.................   140,000           14.4%          $1.25        2006      $ 71,243     $166,025
Steven Selsky...............   110,000           11.3%          $1.25        2006      $ 55,976     $130,449
Steven Selsky...............    35,000            3.6%          $1.25        2006      $ 17,811     $ 41,506

---------------
(1) In November 1999, the option agreements for Mr. Hunt, Mr. Sheinman and Mr. Reavis were amended to reduce the exercise price to $1.25 per share. In the case of Mr. Hunt, certain options were cancelled and an equal amount of replacement options with an exercise price of $1.25 were granted.

(2) Potential realizable value is based on an assumption that the stock price of the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. Such amounts are based on the assumption that the named persons hold the options for their full term. These numbers are calculated based on the requirements promulgated by the SEC and do not reflect the Company's estimate of future stock price growth.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                          NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                SHARES                      OPTIONS AT FY-END               AT FY-END(1)
                               ACQUIRED      VALUE     ---------------------------   ---------------------------
                              ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            NAME                  (#)         ($)          (#)            (#)            ($)            ($)
            ----              -----------   --------   -----------   -------------   -----------   -------------
Waldo H. Hunt...............     None         N/A         99,999         50,001        12,500          6,250
Nathan Sheinman.............     None         N/A        300,000              0        37,500              0
Dan P. Reavis...............     None         N/A        135,000         40,000        16,875          5,000
Steven Ades.................     None         N/A              0        140,000             0         17,500
Steven Selsky...............     None         N/A         27,500         82,500         3,437         10,313
Steven Selsky...............     None         N/A          8,750         26,250         1,094          3,281

---------------
(1) The amounts in this column are calculated using the difference between the closing market price of the Company's common stock at the Company's 1999 fiscal year-end and the option exercise prices.

EMPLOYMENT AGREEMENTS

     The Company has an employment agreement with Mr. Hunt, the Company's Chairman of the Board and Chief Executive Officer. This agreement expires on September 30, 2000, unless further extended or sooner terminated as provided in the agreement. The Company shall pay the executive a salary of $250,000 subject to cost of living increases and annual board evaluation. The agreement also provides for lifetime additional annual payments of $60,000 in lieu of paying any life insurance premiums which benefit Mr. Hunt. Additionally, the agreement provides $10,000 toward the cost of a long-term disability insurance policy. If such policy is not available, this amount is to be paid to Mr. Hunt at year end. A provision for an auto allowance as well as other benefits are included in the agreement.

     The Company has an employment agreement with Mr. Sheinman employing Mr. Sheinman as the Company's President and Chief Operating Officer. This Agreement was renewed in January 2000 and expires in January 2002. Under his agreement, Mr. Sheinman receives an annual salary of $275,000, an automobile allowance, and certain other benefits.

     The Company employs Mr. Reavis as its Executive Vice President and Chief Financial Officer pursuant to an employment agreement. The employment agreement provides for an initial term of three years with compensation of $175,000 in the first year, $183,750 in the second year and $192,950 in the third year.

     In connection with the Merger, the Company entered into an employment agreement in May 1999 with Mr. Ades whereby Mr. Ades is employed as President of the Company's Video and New Media Division. The agreement provides for an initial term of three years with an annual salary of $275,000, an automobile allowance and certain benefits.

     Also in connection with the Merger, the Company entered into an employment agreement in May 1999 with Mr. Selsky whereby the Company employed Mr. Selsky as its Senior Vice President -- Finance. Mr. Selsky resigned from the Company effective August 15, 2000.

DIRECTOR COMPENSATION

     Each director who is not an employee receives a $5,000 annual retainer, $1,000 for each Board meeting attended in person, $500 for each meeting of a committee of the Board which is separate from a Board meeting attended in person, and $250 for each Board or Committee meeting attended by telephone. Under the Company's Non-employee Director Stock Option Plan (the "Director Option Plan"), non-employee directors receive an initial option grant to purchase 30,000 shares of Common Stock when they are first elected or appointed as a director and thereafter, on the date of each annual meeting of the Company's shareholders, an additional grant to purchase 2,500 shares of Common Stock (other than to directors who receive an initial grant during the calendar year in which the annual meeting is held), provided that such non-employee director continues in office after the annual meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In May 1999, the Company acquired Fast Forward pursuant to the Merger. In connection with the Merger, the Company issued a total of 670,000 shares of its common stock, of which 594,940 shares were issued to the Ades Trust and the remaining 75,060 shares were issued to certain employees of Fast Forward pursuant to a pre-existing plan. Consideration for Fast Forward also included a contingent cash payment which would have been due in May 2000 if certain targets were met and an additional cash payment of $150,000 due May 1, 2001, subject to reduction for payment by the Company of certain tax withholdings. In connection with the Merger, the Hunt Trust and Mr. Ades and the Ades Trust entered into the Voting Agreement.

     During 1999, Mr. Wong was a shareholder and a founder of Sirivatana Palace Press, in Thailand. Sirivatana Palace Press is one of the printers used by the Company to print its pop-up and novelty books. During 1999, the Company paid Sirivatana Palace Press $476,000, which amount represents less than 10% of the Company's total printing expenses for the year.

           REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     Although the Company has a Compensation Committee, in 1999 decisions on executive compensation for the Company were made by the entire Board of Directors.

EXECUTIVE COMPENSATION PHILOSOPHY

     In designing its compensation programs, the Board of Directors believes that compensation should reflect the value created for shareholders while supporting the business strategies and long-range plans of the Company. The Board reviews and determines the compensation of the executive officers of the Company with this philosophy on compensation as its basis, subject to the Company's obligations arising under various employment agreements. The Board of Directors also takes into account individual performance, performance of the operations directed by such individual, and the overall corporate performance of the Company.

EXECUTIVE COMPENSATION COMPONENTS

     The Company's executive compensation is based on the following components:

     Base Salary. Base salary is intended to be set at a level which is competitive to amounts paid to executive officers of similar business structure, size and marketplace orientation.

     Annual Incentives and Bonuses. Annual bonuses may be granted based on the Company's performance and each executive's individual performance. Based upon the Company's revenues and loss for 1999, no bonuses were awarded to any Company employee for the Company's 1999 fiscal year.

     Stock Options. Executive officers are eligible to receive grants of stock options. Generally, option awards are intended to motivate employees to improve long-term stock market performance. Awards are granted at the fair market value of the underlying common stock at the date of grant. Stock options vest in installments as determined by the Board of Directors or the Compensation Committee.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Effective October 1997, the Company entered into an Employment Agreement with Mr. Hunt employing Mr. Hunt as the Company's Chairman of the Board and Chief Executive Officer. Under the agreement, Mr. Hunt is to receive an initial annual salary of $250,000, subject to cost of living increases and annual Board evaluation. The agreement also provides for lifetime additional annual payments of $60,000 in lieu of paying any life insurance premiums which would otherwise benefit Mr. Hunt, plus other benefits. Pursuant to his Employment Agreement, Mr. Hunt was granted options to purchase 150,000 shares of the Company's Common Stock and he receives other benefits, including an automobile allowance.

OTHER MATTERS

     The Omnibus Reconciliation Act of 1993 (OBRA) limited deductible senior officer annual compensation to $1,000,000, unless the compensation qualifies as "performance-based" compensation under Internal Revenue Code Section 162(m) ("Code Section 162(m)"). In general, the Company does not believe the compensation payable to the Company's senior officers will exceed $1,000,000, however, the Company will continue to evaluate the requirements of the Code
Section 162(m) and seek the deductibility of senior officer compensation.

                                          Waldo H. Hunt
                                          Nathan N. Sheinman
                                          Dan P. Reavis
                                          Steven D. Ades
                                          Dr. Neil Berkman
                                          Gordon Hearne
                                          Leonard W. Jaffe
                                          Wong Weng Foo

                   REPORT OF BOARD OF DIRECTORS ON REPRICING

     In November 1999, the Board of Directors decided to amend the outstanding stock options granted to Mr. Hunt, Mr. Sheinman and Mr. Reavis to reduce the exercise price of such options to $1.25 per share. Previously, the stock options had exercise prices of between $1.50 and $1.79 per share. By November 1999, the Board of Directors determined that the imbalance between the exercise prices for these option grants compared to the lower market value that prevailed for the Common Stock in the Fall of 1999 was not an incentive to the individuals who were granted the options. Accordingly, the outstanding options were amended to lower their exercise prices to $1.25 per share. On the date of the repricing, the closing price of the Company's Common Stock was $1.09. Except for the amendment to the option exercise price, each stock option continued to be governed by the same terms which applied prior to the option repricing.

                                          Waldo H. Hunt
                                          Nathan N. Sheinman
                                          Dan P. Reavis
                                          Steven A. Ades
                                          Dr. Neil G. Berkman
                                          Gordon Hearne
                                          Leonard W. Jaffe
                                          Wong Weng Foo

     The following chart describes all repricings of options held by an executive officer during the completed fiscal years subsequent to the date on which the Company became a reporting company.

                         TEN-YEAR OPTION/SAR REPRICINGS

                                                   MARKET PRICE
                                     NUMBER OF       OF STOCK                                  LENGTH OF ORIGINAL
                                     SECURITIES     AT TIME OF    EXERCISE PRICE                  OPTION TERM
                                     UNDERLYING     REPRICING       AT TIME OF                    REMAINING AT
                                    OPTIONS/SARS   EXERCISE OR     REPRICING OR       NEW             DATE
                                    REPRICED OR     AMENDMENT       AMENDMENT      EXERCISE     OF REPRICING OR
         NAME              DATE     AMENDED (#)        ($)             ($)         PRICE ($)       AMENDMENT
         ----            --------   ------------   ------------   --------------   ---------   ------------------
1999
Waldo H. Hunt..........  11/04/99     100,000          1.09           1.625          1.25              95
  Chairman, CEO          11/04/99      50,000          1.09            1.79          1.25              35
Nathan N. Sheinman.....  11/04/99     300,000          1.09           1.375          1.25              50
  President, COO
Dan P. Reavis..........  11/04/99     175,000          1.50            1.50          1.25              60
  Executive Vice
  President, CFO

1998
Dan P. Reavis..........  07/16/98     175,000          1.50            2.00          1.50              78
  Executive Vice
  President, CFO

                               PERFORMANCE GRAPH

     The following graph shows a comparison of total return to shareholders for the Company, the Company's SIC Code (book publishing) and the NASDAQ Market Index for the Company's last five fiscal years.

                                                   INTERVISUAL BOOKS,                                         NASDAQ MARKET
                                                          INC.                   INDUSTRY INDEX                   INDEX
                                                   ------------------            --------------               -------------
1994                                                     100.00                      100.00                      100.00
1995                                                      97.37                      151.86                      129.71
1996                                                      68.42                      157.76                      161.18
1997                                                     136.84                      206.49                      197.16
1998                                                      47.37                      344.49                      278.08
1999                                                      57.89                      440.65                      490.46

The cumulative total return calculation assumes $100 invested on December 31, 1994 and dividend reinvestments. The graph above is calculated through the fiscal year ended December 31, 1999.

                                 PROPOSAL NO. 2

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected BDO Seidman, LLP to be the independent auditors of the Company for the fiscal year ending December 31, 2000, and proposes that the shareholders ratify this selection at the Annual Meeting. BDO Seidman, LLP also acted as independent auditors of the Company for 1999.

     Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     Ratification of the selection of BDO Seidman, LLP requires the affirmative vote of a majority of the shares voting on such proposal (i.e., shares voting for or against the proposal).

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and certain written representations, the Company believes that during the last fiscal year all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with, except that Mr. Hunt filed in October 1999 after the 10th day of the month a Form 4 disclosing the purchase of common stock through Mr. Hunt's 401(k) plan which occurred in September 1999 which was not properly described on the Form and Mr. Hunt, Mr. Reavis and Mr. Sheinman filed late in February a Form 5 disclosing grants of stock options.

                 SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Proposals by shareholders for presentation at the 2001 annual meeting must be received by the Company not later than April 20, 2001 in order to be included in the Company's Proxy Statement and form of proxy relating to that meeting. If such a proposal is in compliance with all of the requires of Rule 14(a)-8 under the Securities Exchange Act of 1934, the Company will include it in the Proxy Statement and in the Form of Proxy issued for the 2001 Annual Meeting of Stockholders. Such proposals should be in writing and addressed to Gail A. Thornhill, Secretary, Intervisual Books, Inc., 2716 Ocean Park Boulevard, Suite 2020, Santa Monica, California 90405.

     With respect to any proposal that a shareholder presents at the annual meeting of shareholders to be held in the year 2001 that has not been submitted for inclusion in the Company's proxy materials pursuant to the requirements of 14a-8 under the Securities Exchange Act, the proxy for such annual meeting of shareholders will confer discretionary voting authority to vote on such shareholder proposal unless (a) the Company is notified of such proposal no later than July 5, 2001, and (b) that proponent complies with the other requirements set forth in Rule 14(a)-4 of the Securities Exchange Act.

                                 OTHER MATTERS

     The Board of Directors of the Company knows of no other matters which are to be brought before the meeting. However, if any such other matters should be presented for consideration and voting, it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their best judgment.

                                          By order of the Board of Directors

                                          Gail A. Thornhill
                                          Secretary

Santa Monica, California
August 18, 2000

PROXY
                            INTERVISUAL BOOKS, INC.

               ANNUAL MEETING OF SHAREHOLDERS, SEPTEMBER 6, 2000

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned hereby appoints Waldo H. Hunt and Nathan N. Sheinman and each of them, with full power of substitution, as proxies of the undersigned, to represent the undersigned and to vote the common stock as specified below at the Annual Meeting of Shareholders of Intervisual Books, Inc. to be held on September 6, 2000 at 10:00 a.m., (local time) at the Company's headquarters, located at 2716 Ocean Park Boulevard, Suite 2020, Santa Monica, California 90405, and at any adjournments or postponements thereof, upon the following matters and in accordance with their best judgment with respect to any other matters which may properly come before the meeting, all as more fully described in the proxy statement for said Annual Meeting (receipt of which is hereby acknowledged).

------------------------------                    ------------------------------
        Account Number                                        Common

1. Election of directors                 FOR all nominees listed below [ ]        WITHHOLD AUTHORITY to vote [ ]
                                         (except as marked to the contrary        for all nominees listed below
                                         below)

    Nominees: Waldo H. Hunt, Nathan N. Sheinman, Dan P. Reavis, Steven D. Ades, Dr. Neil G. Berkman, Gordon Hearne, Leonard W. Jaffe, Wong Weng Foo

    (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

--------------------------------------------------------------------------------

2. Ratification of selection of BDO Seidman, LLP as independent auditors of the Company.

                 FOR [ ]        AGAINST [ ]        ABSTAIN [ ]

3. In their discretion, on such other matters as may properly come before the meeting and any postponements or adjournments thereof.

    THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2. IF ANY OF THE NOMINEES FOR DIRECTOR ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE PROXYHOLDER WILL VOTE FOR SUCH OTHER PERSON OR PERSONS AS THE BOARD OF DIRECTORS MAY RECOMMEND.

                                                NOTE: Please date and sign this
                                                Proxy exactly as name appears.
                                                When signing as attorney,
                                                trustee, administrator, executor
                                                or guardian, please give your
                                                title as such. In the case of
                                                joint tenants, each joint owner
                                                must sign.

                                                Dated ,2000

                                                --------------------------------
                                                Signature

                                                --------------------------------
                                                Signature (if held jointly)

                                                VOTES MUST BE INDICATED (X) IN
                                                INK. [X]

    PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.